SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2000

COCA-COLA ENTERPRISES INC.
 (Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
 (Registrant's telephone number, including area code)

Page 1 of 9 pages
Exhibit Index Page 4

Item 5.      Other Events
Coca-Cola Enterprises Inc. (the "Company") files herewith its Consolidated Statements of Income and Condensed Consolidated Balance Sheet, reporting the Company's results of operations and financial position for the fourth-quarter and full-year 1999, and other key financial information.

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.
99	Consolidated Statements of Income for the fourth-quarter and full-year 1999 and 1998, Condensed Consolidated Balance Sheets as of December 31, 1999, and December 31, 1998, and other key financial information.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

S/ JOHN R. PARKER, JR.
Date: February 3, 2000	By:__________________________________
John R. Parker, Jr.
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Consolidated Statements of Income for the fourth-quarter and full-year 1999 and 1998, Condensed Consolidated Balance Sheets as of December 31, 1999, and December 31, 1998, and other key financial information.	5